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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       August 4, 1999
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                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



   Georgia                        1-7604                        58-0678148
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   (State or other        (Commission File Number)             (IRS Employer
   jurisdiction of                                             Identification
   incorporation)                                              Number)


   1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

         On August 11, 1999, Crown Crafts, Inc. (the "Company") entered into (i) a $25 million revolving credit agreement (the "B of A Credit Agreement") with Bank of America, N.A. ("B of A"); and (ii) a $60 million revolving credit agreement (the "Wachovia Credit Agreement") with Wachovia Bank, N.A. ("Wachovia"). The B of A Credit Agreement provides for two revolving credit facilities in the amount of $15 million (the "B of A Revolving A Credit Facility") and $10 million (the "B of A Revolving B Credit Facility"). The Wachovia Credit Agreement provides for two revolving credit facilities in the amount of $15 million (the "Wachovia Revolving A Credit Facility" and, together with the B of A Revolving A Credit Facility, referred to herein as the "Revolving A Credit Facilities") and $30 million (the "Wachovia Revolving B Credit Facility" and, together with the B of A Revolving B Credit Facility, referred to herein as the "Revolving B Credit Facilities"), as well as a term note in the amount of $15 million (the "Term Note").

         Each of the Revolving A Credit Facilities requires payment of all outstanding principal and interest thereunder on April 3, 2000 unless the Company earlier terminates such Revolving A Credit Facility or an Event of Default (as defined in such Revolving A Credit Facility) earlier occurs. Each of the Revolving B Credit Facilities requires payment of all outstanding principal and interest thereunder on January 15, 2000 unless the Company earlier terminates such Revolving B Credit Facility, an Event of Default (as defined in such Revolving B Credit Facility) earlier occurs, or B of A demands payment in full of such Revolving B Credit Facility after the occurrence of a Triggering Event (as defined in such Revolving B Credit Facility). The Term Note requires payment of all outstanding principal and interest thereunder on January 15, 2000 unless otherwise provided in the Wachovia Credit Agreement.

         The B of A Credit Agreement and the Wachovia Credit Agreement contain customary financial covenants, including minimum revenue thresholds, maintenance of consolidated net worth, fixed charge coverage ratios and limits on capital expenditures. In addition, the B of A Credit Agreement and the Wachovia Credit Agreement contain customary limitations on indebtedness, liens, transfers of assets, investments and acquisitions, merger or consolidation transactions, dividends, transactions with affiliates, activities under ERISA, changes in or amendments to the Company's fiscal year or organizational documents, sale and lease-back transactions and dissolution and liquidation of the Company.

         In addition, the Company and The Prudential Insurance Company of America ("Prudential") have amended that certain Note Agreement dated as of October 12, 1995 between the Company and Prudential (the "Note Agreement") in accordance with the terms of those certain letter agreements between the Company and Prudential dated as of August 4, 1999 and August 11, 1999 (the "Amendments"), pursuant to which the optional prepayment provisions contained in the Note Agreement were amended, certain maturity dates under the Note Agreement were extended, certain financial covenants contained in the Note Agreement were adjusted, and the interest rates payable by the Company under the Note Agreement were increased by 350 basis points effective from April 7, 1999.
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         The obligations of the Company under the B of A Credit Agreement, the
Wachovia Credit Agreement and the Note Agreement, as amended by the Amendments, are secured by (i) a pledge of (A) all or substantially all of the assets of the Company pursuant to the terms and conditions of a Security Agreement between the Company and Wachovia, as collateral agent for itself, B of A and Prudential (the "Crown Crafts Security Agreement") and (B) all of the capital stock of each of the Company's wholly-owned domestic subsidiaries pursuant to the terms and conditions of a Stock Pledge Agreement between the Company and Wachovia, as collateral agent for itself, B of A and Prudential (the "Crown Crafts Pledge Agreement"); (ii) a pledge of all or substantially all of the assets of Noel Joanna, Inc., Crown Crafts Home Furnishings, Inc., Crown Crafts Designer, Inc., Churchill Weavers, Inc., G.W. Stores, Inc. and Hamco, Inc., each a wholly-owned subsidiary of the Company (collectively, the "Material Subsidiaries"), pursuant to the terms of a Security Agreement between each of the Material Subsidiaries and Wachovia, as collateral agent for itself, B of A and Prudential (collectively, the "Subsidiary Security Agreements"); and (iii) a guaranty of the Company's obligations thereunder by each of the Material Subsidiaries pursuant to the terms of a Subsidiary Guaranty Agreement between each of the Material Subsidiaries and each of Wachovia, B of A and Prudential (collectively, the "Guaranty Agreements").

         The descriptions contained herein of the B of A Credit Agreement, the Wachovia Credit Agreement, the Amendments, the Crown Crafts Security Agreement, the Crown Crafts Pledge Agreement, the Subsidiary Security Agreements and the Guaranty Agreements are qualified in their entirety by reference to the terms of such documents, forms of which are attached hereto as Exhibits 10.1 through 10.8, respectively, and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits. The following is a list of the Exhibits attached hereto:

         Exhibit No. 10.1*     Bank of America Revolving Credit Agreement
         Exhibit No. 10.2*     Wachovia Revolving Credit Agreement
         Exhibit No. 10.3*     Amendment to Note Agreement dated August 4, 1999
         Exhibit No. 10.4*     Amendment to Note Agreement dated August 11, 1999
         Exhibit No. 10.5      Crown Crafts Security Agreement
         Exhibit No. 10.6      Crown Crafts Stock Pledge Agreement
         Exhibit No. 10.7      Form of Subsidiary Security Agreement
         Exhibit No. 10.8      Form of Subsidiary Guaranty Agreement

*Confidential portions omitted and filed separately with the Commission.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CROWN CRAFTS, INC.



                                     By:   /s/ Roger D. Chittum
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                                           Name:       Roger D. Chittum
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                                           Title:      Senior Vice President
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Dated: January 12, 2000